UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into Material Definitive Agreement.

Amendments to the March 2024 SPA and the March 2024 Warrant

On April 24, 2024, Grom Social Enterprises, Inc., a Florida corporation (the “Company”), entered into an omnibus amendment agreement (the “Omnibus Amendment Agreement”) with Generating Alpha Ltd., a Saint Kitts and Nevis Corporation (the “Investor”).

Pursuant to the Omnibus Amendment Agreement, (1) the securities purchase agreement dated March 11, 2024 entered into with the Investor (as amended on April 24, 2024, the “March 2024 SPA”) was amended to clarify that the calculation of the number of put shares issuable by the Company without any shareholder approval required by an exchange shall include all shares of the Company’s common stock, par value $0.001 (the “Common Stock”) beneficially owned by the Investor, and (2) the common stock purchase warrant dated March 11, 2024 issued to the Investor in connection with the March 2024 SPA as a commitment fee (as amended on April 24, 2024, the “March 2024 Warrant”) was amended to remove its alternative cashless exercise feature.

Amendments to the April 2024 SPA and the April 2024 Note

On April 24, 2024, the Company entered into a first amendment agreement (the “April 2024 SPA Amendment”) to the securities purchase agreement dated April 1, 2024 (as amended on April 24, 2024, the “April 2024 SPA”) with the Investor pursuant to which the Company shall promptly effect a reverse stock split in the event that the closing price of Common Stock falls below $0.25 per share for a period of five consecutive trading days.

In connection with the April 2024 SPA Amendment, the Company entered into an amendment (the “April 2024 Note Amendment”) to the convertible promissory note dated April 4, 2024 issued to the Investor in connection with the April 2024 SPA (as amended on April 24, 2024, the “April 2024 Note”) with the Investor pursuant to which in no event shall the conversion price be less than $0.17.

Capitalized words and phrases not otherwise defined herein have the meanings assigned thereto in the Omnibus Amendment Agreement, the March 2024 SPA, the March 2024 Warrant, the April 2024 SPA Amendment, the April 2024 SPA, the April 2024 Note Amendment, and the April 2024 Note.

The foregoing description of the Omnibus Amendment Agreement, the March 2024 SPA, the March 2024 Warrant, the April 2024 SPA Amendment, the April 2024 SPA, the April 2024 Note Amendment, and the April 2024 Note is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of such documents. The Omnibus Amendment Agreement, the April 2024 SPA Amendment, and the April 2024 Note Amendment are attached hereto as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, and are incorporated herein by reference.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Omnibus Amendment Agreement, dated April 24, 2024, by and between Grom Social Enterprises, Inc. and Generating Alpha Ltd.
10.2	First Amendment, dated April 24, 2024, to Securities Purchase Agreement, dated April 1, 2024, by and between Grom Social Enterprises, Inc. and Generating Alpha Ltd.
10.3	First Amendment, dated April 24, 2024, to Convertible Promissory Note, dated April 4, 2024, by and between Grom Social Enterprises, Inc. and Generating Alpha Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: April 24, 2024	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

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